Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Restricting Events
          1/25/99


Restricting Events
------------------

A) Average Cumulative Net Loss Ratio                                                                                        no
               (a)       The Average Cumulative Net Loss Ratio exceeds 1.0% (yes / no)


                         Initial ADCB                                                                                273,826,503.00
                                                                                                    ADCB of
                                                   ADCB of                                        Cumulative           Cumulative
                                                 Cumulative             Cumulative           Defaulted Contracts        Net Loss
                                            Defaulted Contracts         Recoveries            net of Recoveries           Ratio
                                            -------------------         ----------            -----------------           -----
                         2 months prior         2,400,651.46           1,141,033.84              1,259,617.62             0.46%
                         1 month prior          2,578,804.66           1,172,294.33              1,406,510.33             0.51%
                         Current                2,578,804.66           1,202,423.33              1,376,381.33             0.50%
                                                ------------           ------------              ------------             -----
                         Average                2,519,420.26           1,171,917.17              1,347,503.09             0.49%

                         Annualized maximum Cumulative Net Loss Ratio                                                     1.00%
                         Average Cumulative Net Loss Ratio                                                                0.49%

     Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract
     Pool as of the Initial Cutoff Date.




B) A Servicer Event has occurred and is continuing (yes/no)                                                                 no

C) An Event of Default has occurred and is continuing (yes/no)                                                              no

               (a)       failure to pay on each Distribution Date the full amount of interest on any Note (yes/no)          no

               (b)       failure to pay the then outstanding principal amount of any Note, if any, on its                   no
                         related Maturity Date (yes/no)



Based on A, B and C, a Restricting Event has occurred and is continuing (yes/no)                                            no
--------------------------------------------------------------------------------

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Limitations
     1/25/99


Obligor Event Trigger Determination
-----------------------------------

     The current period is less than 16 months after the Closing Date (January 4, 1999) (yes / n/a)                         n/a
     If the current period is less than 16 months after the closing date, one of the top five Obligors,
       as of the Cut-Off Date, is a Defaulted Contract in this period (yes / no / n/a)                                      n/a

     The Obligor Event has been cured (yes, if any of following is yes / no, if each of following is no / n/a if not
       applicable)                                                                                                          n/a
       a) the Defaulted Contract has been replaced with an eligible Substitute Contract                                     n/a
       b) a Recovery has been received with respect to the Defaulted Contract and no further Recoveries are expected        n/a
       c) a Successor Servicer has been appointed                                                                           n/a


An Obligor Event has occurred and is continuing                                                                             n/a


10% Substitution Limit Calculation
----------------------------------

     ADCB as of the Cut-off Date:                                                                                     273,826,503.00

     Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                           0.00
     Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                               0.00%
     Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts exceeds 10% (yes/no)           no

5% Skipped Payment Limit Calculation
------------------------------------
     The percent of contracts with Skipped Payment modifications                                                           0.18%
     The DCB exceeds 5% of the initial ADCB (yes/no)                                                                        no
     Any Skipped Payments have been deferred later than 12 months prior to the Class B Maturity Date                       n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
--------------------------------------------------------------------------------------------

              (i)        The ADCB of all End-User Contracts with Obligors that are governmental entities or                0.00%
                         municipalities exceeds 1.13% of the ADCB of the Contract Pool                                      no

              (ii)       The ADCB of all End-User Contracts which finance, lease or are related to Software exceeds        1.15%
                         3.88% of the ADCB of the Contract Pool                                                             no

              (iii)      The ADCB of all End-User Contracts with Obligors who comprise the three largest Obligors          3.67%
                         (measured by ADCB as of the date of determination) exceeds 5.09% of the ADCB of the                no
                         Contract Pool

              (iv)       The ADCB of all End-User Contracts with Obligors who comprise the 20 largest Obligors            15.94%
                         (measured by ADCB as of the date of determination) exceeds 24.79% of the ADCB of the               no
                         Contract Pool

              (v)        The ADCB of the End-User Contracts related to a single Vendor, or representing a Vendor          14.61%
                         Loan of such Vendor or affiliate thereof exceeds 23.01% of the ADCB of the Contract Pool           no

              (vi)       The ADCB of all End-User Contracts with Obligors thereof located in a single State of the         9.72%
                         United States exceeds 17.73% of the ADCB of the Contract Pool                                      no

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Accounts
        1/25/99

                                                                                               Collection              Reserve
                                                                                                 Account                Fund
                                                                                                 -------                ----
Beginning Account Balance                                                                              0.00          2,738,265.00
Investment Earnings                                                                               38,046.23             10,548.62

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts
 and less Servicer Advances plus Payaheads                                                     5,693,098.98
Add: Prepayment Amounts                                                                        1,181,889.59
Add: Recoveries                                                                                   30,129.00
Add: Investment Earnings                                                                          48,594.85            (10,548.62)
Add: Late Charges                                                                                  7,303.81
Add: Expired Lease Proceeds                                                                            0.00
Add: Servicer Advances                                                                                 0.00



Available Amounts                                                                              6,961,016.23          2,738,265.00
-----------------


Payments on Distribution Date
-----------------------------

  (A) **        Indenture Trustee Fees (first in funds allocation
                  during a Restricting Event or an Event of Default)                                   0.00

    (A)         Unreimbursed Servicer Advances                                                         0.00

    (B)         Monthly Servicing Fee, due and accrued, including any amounts unpaid              52,738.41

    (C)         Class A-1 Notes interest, due and accrued, including any amounts unpaid                0.00

    (D)         Class A-2 Notes interest, due and accrued, including any amounts unpaid          612,724.49

    (E)         Class B Notes interest, due and accrued, including any amounts unpaid             26,711.66

    (F)         Class C Notes interest, due and accrued, including any amounts unpaid             18,300.91

    (G)         Class D Notes interest, due and accrued, including any amounts unpaid             24,499.61

    (H)         The Class A-1 Principal Payment Amount                                                 0.00

    (I)         The Class A-2 Principal Payment Amount                                         5,574,969.97

    (J)         The Class B Principal Payment Amount                                             238,927.28

    (K)         The Class C Principal Payment Amount                                             159,284.85

    (L)         The Class D Principal Payment Amount                                             252,859.04

    (M)         Amounts required to meet the Reserve Fund Amount                                       0.00                  0.00

    (B)*        Monthly Servicing Fee, due and accrued, including any amounts unpaid                   0.00
                (applicable only if an Obligor Event has occurred and is continuing)


    (N)         Any excess to Certificateholders                                                       0.00

Distributions to Noteholders and Certificateholders                                            6,961,016.22

Ending balance of accounts                                                                             0.00          2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules
        1/25/99

   A Restricting Event has occurred and is continuing (yes\no)                                    no

   Trustee Fees (only in the event of a Restricting
     Event or an Event of Default)                                                                           0.00


Unreimbursed Servicer Advances
------------------------------

     (i)        Current month Unreimbursed Servicer Advances                                                 0.00
     (ii)       Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                   0.00
     (iii)      Total Unreimbursed Servicer Advances due    ( (i) + (ii) )                                   0.00
     (iv)       Unreimbursed Servicer Advances distributed                                                   0.00
                Unpaid Unreimbursed Servicer Advances (or arrearage)                                         0.00




Servicing Fee Schedule
----------------------

     (i)        Servicing Fee Percentage                                                                     0.50%
     (ii)       ADCB of Contract Pool as of the 1st day of the Collection Period                   126,572,194.74
     (iii)       Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                 52,738.41
     (iv)       Servicing Fee accrued but not paid in prior periods                                          0.00
     (v)        Total Servicing Fee due, and accrued but not paid in prior
                  periods ( (iii) + (iv) )                                                              52,738.41
     (vi)       Monthly Servicing Fee distributed                                                       52,738.41
                Servicing Fee accrued but not paid                                                           0.00


Class A-1 Interest Schedule
---------------------------

                Opening Class A-1 principal balance                                                          0.00
     (i)        Class A-1 Interest Rate                                                                    5.7325%
     (ii)       Number of days in Accrual Period                                                                 0
                Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                      0.0000%
                Current Class A-1 interest due                                                               0.00
                Prior Class A-1 interest arrearage                                                           0.00
                Current Period Interest Shortfall                                                            0.00

                Class A-1 interest distribution                                                              0.00


Class A-2 Interest Schedule
---------------------------

                Opening Class A-2 principal balance                                                115,065,631.69
                Class A-2 Interest Rate                                                                    6.3900%
                Class A-2 Interest Rate x 30/360                                                           0.5325%
                Current Class A-2 interest due                                                         612,724.49
                Prior Class A-2 interest arrearage                                                           0.00
                Current Period Interest Shortfall                                                            0.00

                Class A-2 interest distribution                                                        612,724.49


Class B Interest Schedule
-------------------------

                Opening Class B principal balance                                                    4,931,384.16
                Class B Interest Rate                                                                      6.5000%
                Class B Interest Rate x 30/360                                                             0.5417%
                Current Class B interest due                                                            26,711.66
                Prior Class B interest arrearage                                                             0.00
                Current Period Interest Shortfall                                                            0.00

                Class B interest distribution                                                           26,711.66




Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
          1/25/99


Class C Interest Schedule
-------------------------

          Opening Class C principal balance                                                                 3,287,589.44
          Class C Interest Rate                                                                                  6.6800%
          Class C Interest Rate x 30/360                                                                         0.5567%
          Current Class C interest due                                                                         18,300.91
          Prior Class C interest arrearage                                                                          0.00
          Current Period Interest Shortfall                                                                         0.00

          Class C interest distribution                                                                        18,300.91


 Class D Interest Schedule
 -------------------------

          Opening Class D principal balance                                                                 3,853,149.40
          Class D  Interest Rate                                                                                 7.6300%
          Class D Interest Rate x 30/360                                                                         0.6358%
          Current Class D interest due                                                                         24,499.61
          Prior Class D interest arrearage                                                                          0.00
          Current Period Interest Shortfall                                                                         0.00

          Class D interest distribution                                                                        24,499.61


Class A-1 Principal Schedule
----------------------------
          Class A-1 Maturity Date                                                                                9/25/98
   (i)    Opening Class A-1 principal balance                                                                       0.00
   (ii)   ADCB as of last day of second preceding Collection Period                                       126,572,194.74
   (iii)  ADCB as of last day of immediately preceding Collection Period                                  120,439,727.78
          Expected Class A-1 Payment ( (ii) - (iii) )                                                       6,132,466.96
   (iv)   Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                             0.00
          Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv) )                            0.00
          Class A-1 Principal Payment Amount distribution                                                           0.00
                                      Shortfall                                                                     0.00

          Class A-1 Principal Balance after current distribution                                                    0.00


Class A-2 Principal Schedule
----------------------------

   (i)    Opening Class A-2 principal balance                                                             115,065,631.69
  (ii)    Applicable Class A-2 Percentage                                                                         90.91%
 (iii)    ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes            120,439,727.78
  (iv)    Current month targeted Class A-2 principal balance ( (ii) * (iii) )                             109,490,661.72
   (v)    (i) - (iv) (zero until Class A-1 has been retired)                                                5,574,969.97
  (vi)    Class A-2 Principal Payment Amount (lesser of (i) or (v) )                                        5,574,969.97

          Class A-2 Principal Payment Amount distributed                                                    5,574,969.97
                                      Shortfall                                                                     0.00

          Class A-2 principal balance after current distribution                                          109,490,661.72

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
          1/25/99

Class B Principal Schedule
--------------------------
   (i)       Opening Class B principal balance                                                            4,931,384.16
   (ii)      Applicable Class B Percentage                                                                        3.90%
  (iii)      ADCB as of the last day of the Collection Period less
               obligations to Class A-1 Notes                                                           120,439,727.78
   (iv)      Current month targeted Class B principal balance ((ii) * (iii))                              4,692,456.88
   (v)       (i) - (iv) (zero until Class A-1 has been retired)                                             238,927.27
   (vi)      Class B Principal Payment Amount (lesser of (i) or (v))                                        238,927.28

             Class B Principal Payment Amount distributed                                                   238,927.28
                                   Shortfall                                                                      0.00

             Class B principal balance after current distribution                                         4,692,456.88



Class C Principal Schedule
--------------------------

   (i)       Opening Class C principal balance                                                            3,287,589.44
   (ii)      Applicable Class C Percentage                                                                       2.60%
  (iii)      ADCB as of the last day of the Collection Period
               less obligations to Class A-1 Notes                                                      120,439,727.78
   (iv)      Current month targeted Class C principal balance ((ii) * (iii))                              3,128,304.59
   (v)       (i) - (iv) (zero until Class A-1 has been retired)                                             159,284.85
   (vi)      Class C Principal Payment Amount (lesser of (i) or (v))                                        159,284.85

             Class C Principal Payment Amount distributed                                                   159,284.85
                                   Shortfall                                                                      0.00

             Class C principal balance after current distribution                                         3,128,304.59



Class D Principal Schedule
--------------------------

   (i)       Opening Class D principal balance                                                            3,853,149.40
   (ii)      Applicable Class D Percentage                                                                       2.60%
  (iii)      ADCB as of the last day of the Collection Period
               less obligations to Class A-1 Notes                                                      120,439,727.78
   (iv)      Current month targeted Class D principal balance ((ii) * (iii))                              3,128,304.59
   (v)       (i) - (iv) (zero until Class A-1 has been retired)                                             724,844.81
   (vi)      Class D Principal Payment Amount (lesser of (i) or (v))                                        724,844.81

             Class D Principal Payment Amount distributed                                                   252,859.04
                                   Shortfall                                                                471,985.77

             Class D principal balance after current distribution                                         3,600,290.36


Reserve Fund Schedule
---------------------

             Prior month Reserve Fund balance                                                             2,738,265.00
             Initial ADCB                                                                               273,826,503.00
             Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or                          2,738,265.00
                                   (ii) outstanding principal of the Notes)
             Current period draw on Reserve Fund                                                                  0.00
             Required deposit to Reserve Fund                                                                     0.00
             Actual deposit to Reserve Fund                                                                       0.00
             Interest Earned on Reserve Account                                                              10,548.62
             Deposit to Certificateholder                                                                         0.00
             Ending Reserve Fund balance                                                                  2,738,265.00

             Ending Reserve Fund balance as a percentage of ADCB                                                 2.27%


Servicing Fee Schedule
----------------------

             Servicing Fee during an Obligor Event                                                                0.00
             Servicing Fee paid                                                                                   0.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Note Factors
         1/25/99

                    CUSIP # 423327AA3
         Class A-1
         ---------
         Class A-1 principal balance                                                0.00
         Initial Class A-1 principal balance                               62,980,096.00

         Note factor                                                         0.000000000

                    CUSIP # 423327AB1

         Class A-2
         ---------
         Class A-2 principal balance                                      109,490,661.72
         Initial Class A-2 principal balance                              191,678,552.00

         Note factor                                                         0.571220205

                    CUSIP # 423327AC9

         Class B
         -------
         Class B principal balance                                          4,692,456.88
         Initial Class B principal balance                                  8,214,795.00

         Note factor                                                         0.571220205

                    CUSIP # 423327AD7

         Class C
         -------
         Class C principal balance                                          3,128,304.59
         Initial Class C principal balance                                  5,476,530.00

         Note factor                                                         0.571220205

         Class D
         -------
         Class D principal balance                                          3,600,290.36
         Initial Class D principal balance                                  5,476,530.00

         Note factor                                                         0.657403568

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Pool Data
          1/25/99


ADCB as of the last day of the Collection Period                                                               120,439,727.78




Loss and Delinquency Data for Period
------------------------------------
DCB of Defaulted Contracts as of the last day of the Collection Period                                                   0.00
Number of Defaulted Contracts as of the last day of the Collection Period                                                   0
Defaulted Contracts as a percentage of ADCB (annualized)                                                                0.00%

DCB of Adjusted Contracts as of the last day of the Collection Period                                                    0.00
Number of Adjusted Contracts as of the last day of the Collection Period                                                    0

DCB of Prepaid Contracts as of the last day of the Collection Period                                               647,340.08
Number of Prepaid Contracts as of the last day of the Collection Period                                                    22

DCB of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                       0.00
Number of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                       0

DCB of Warranty Contracts as of the last day of the Collection Period                                                    0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                    0

DCB of repurchased Contracts as of the last day of the Collection Period                                                 0.00
Number of repurchased Contracts as of the Collection Period                                                                 0

DCB of Additional Contracts as of the last day of the Collection Period                                                  0.00
Number of Additional Contracts as of the Collection Period                                                                  0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                    30,129.00


Delinquencies                                                                   Dollars                           Percent
                                                                                -------                           -------
          Current                                                           117,219,557.12                              96.46%
          31-60 days past due                                                 3,688,806.45                               3.04%
          61-90 days past due                                                   436,792.99                               0.36%
          Over 90 days past due                                                 177,073.51                               0.15%
                                                                                ----------                               ----
          Total                                                             121,522,230.07                             100.00%

          31+ days past due                                                   4,302,672.95                               3.54%



     (i)    DCB of cumulative Defaulted Contracts (cumulative gross losses to date)                              2,578,804.66
     (ii)   Cumulative Recoveries realized on Defaulted Contracts                                                1,202,423.33
            Cumulative net losses to date ((i) - (ii))                                                           1,376,381.33

            -----------------------------------------------------------------------------------
                                            Static Information

            Initial ADCB                                                           273,826,503
            Discount Rate                                                               6.9239%
            Class A-1 Initial Principal Amount                                      62,980,096
            Class A-1 Interest Rate                                                     5.7325%
            Class A-2 Initial Principal Amount                                     191,678,552
            Class A-2 Interest Rate                                                     6.3900%
            Class B Initial Principal Amount                                         8,214,795
            Class B Interest Rate                                                       6.5000%
            Class C Initial Principal Amount                                         5,476,530
            Class C Interest Rate                                                       6.6800%
            Class D Initial Principal Amount                                         5,476,530
            Class D Interest Rate                                                       7.6300%
            Reserve Fund Initial Deposit                                             2,738,265
            Class A-1 Maturity Date                                                   09/25/98
            Classes A-2, B, C, & D Maturity Date                                      05/25/05
            Closing Date                                                              09/04/97
            -----------------------------------------------------------------------------------